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                                                                    EXHIBIT 10.5

                   TRADEMARK LICENSE AND PROMOTIONAL AGREEMENT

         This AGREEMENT (the "Agreement") is made as of the 13th day of October, 1999 (the "Effective Date") by and between Blackbaud, Inc., a corporation organized and existing under the laws of the State of South Carolina ("BLACKBAUD"), and Charleston Battery, Inc., a corporation organized and existing under the laws of the State of South Carolina ("CBI").

                                    RECITALS

         WHEREAS, BLACKBAUD is the owner of various trademarks, service marks and trade names, which include the term "Blackbaud" (the "Trademarks") and the goodwill associated therewith;

         WHEREAS, CBI desires to use the name "Blackbaud Stadium" (the "Name") on and in connection with a stadium located on Daniel Island in Berkeley County in the City of Charleston, South Carolina, a description of which is contained in Exhibit A attached hereto and incorporated herein (the "Stadium"); and

         WHEREAS, BLACKBAUD desires CBI to use the Name on and in connection with the Stadium and desires to grant CBI an exclusive license to effect such use pursuant to the Terms set forth herein;

         NOW, THEREFORE, for good and valuable consideration, including the mutual promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, BLACKBAUD and CBI (the "Parties") agree as follows:

1.       NAME OF STADIUM

         Subject to the provisions of this Agreement, the Stadium shall be named "Blackbaud Stadium" throughout the term of this Agreement, as hereinafter defined. CBI agrees that it will refer to the Stadium as "Blackbaud Stadium" in all public matters relating to its leasing and operation of the Stadium during the term of this Agreement. In consideration of the benefits to BLACKBAUD of CBI utilizing and promoting the name "Blackbaud Stadium," BLACKBAUD will pay CBI an annual fee of Two Hundred Thousand ($200,000) Dollars, beginning on the Effective Date of this Agreement and continuing on the anniversary date of each year throughout the term of this Agreement and any extension thereof.

2.       GRANT OF LICENSE

         Subject to the terms and conditions of this Agreement, BLACKBAUD hereby grants to CBI an exclusive, non-transferable royalty-free license to use the name "Blackbaud Stadium" in the Territory, as hereinafter defined, in connection with the operation of the Stadium and the production and advertising of any and all events occurring at the Stadium.

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3.       TERRITORY

         The Territory shall be the State of South Carolina.

4.       SIGNAGE AND OTHER USE OF NAME

         CBI shall be solely responsible for maintaining Stadium signage (size, placement and style), which signage shall include the name "Blackbaud Stadium" and must be approved by BLACKBAUD, which approval shall not be unreasonably withheld. The Name may also be used on promotional goods, distributed free of charge and directly related to the advertisement of the Stadium itself or the professional soccer teams utilizing the Stadium. The Name may not be used in connection with any other goods or services without the written consent of BLACKBAUD.

5.       TERM OF THE AGREEMENT

         The Term of this Agreement shall begin on the Effective Date and shall continue for a ten (10) year period (the "Term"), unless sooner terminated in accordance with the provisions hereof. No later than six (6) months prior to the expiration of the Term, the Parties shall confer concerning a possible renewal of the Agreement.

6.       TERMINATION

         A. Should CBI become bankrupt or insolvent, or should the business of CBI be placed in the hands of a receiver or trustee, whether by the voluntarily act of CBI or otherwise, or if CBI liquidates its business in any manner whatsoever, BLACKBAUD may terminate this Agreement at its discretion, to the extent permissible under law, upon thirty (30) days notice, in writing, to CBI.

         B. Except as may otherwise be expressly provided in this Agreement, in the event either party hereto shall materially breach or default in the performance of any of the terms, conditions or obligations to be performed by it hereunder, and said breach or default is not cured within sixty
(60) days after the breaching or defaulting party receives written notice from the other party of such material breach or default, the non-breaching or non-defaulting party may immediately terminate this Agreement and all of the rights and obligations hereunder (except as otherwise expressly provided by this Agreement).

         C. In the event that CBI ceases to operate the Stadium primarily as a venue for professional soccer matches, or the soccer team, the Stadium or CBI is sold or experiences a change in control which, in the reasonable judgment of BLACKBAUD, makes it undesirable for BLACKBAUD to continue this Agreement, BLACKBAUD may terminate this Agreement upon 30 days notice, in writing, to CBI.

         D. In the event of a termination of this Agreement, BLACKBAUD shall be entitled to a pro rata refund of any annual fee paid.

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7.       QUALITY CONTROL

         BLACKBAUD shall have the right to periodically review and inspect all signage and materials utilizing the Name or the Trademarks. Upon request, CBI shall provide BLACKBAUD with actual samples of such materials, or photographs of such signage.

8.       OWNERSHIP

         A. CBI acknowledges BLACKBAUD's exclusive right, title, and interest in and to the trademarks to be used in connection with the Stadium. CBI shall not, in any way, during the term of this Agreement, or thereafter, directly or indirectly do or cause to be done any act or thing contesting or in any way challenging any part of BLACKBAUD's right, title and interest in the Trademarks. CBI shall not, in any manner, represent that it has any ownership of the Trademarks. CBI acknowledges that its use of the Trademarks shall not create in CBI any right, title and interest in or to any of the Trademarks and that all use of the Trademarks by CBI shall inure to the benefit of BLACKBAUD. CBI covenants and agrees that it shall at no time adopt or use any word or corporate name or mark which is similar to, or likely to cause confusion with, any trademark licensed hereunder or used by CBI in connection with licensed services or products and that, after the termination hereof, CBI will not use any of BLACKBAUD's trademarks, trade names or its corporate name in any manner whatsoever.

         B. CBI shall, at the request of BLACKBAUD, execute, deliver or file any and all documents which BLACKBAUD deems necessary or appropriate to make fully effective or to implement the provisions of this Agreement, or any other provisions of this Agreement, relating to the ownership or registration of the Trademarks or to conform the undertakings contained herein.

         C. CBI agrees that, in addition to fulfilling all of its other obligations hereunder, CBI shall, at BLACKBAUD'S request and expense, do all other reasonable acts and things necessary to protect and preserve the validity of the Trademarks.

         D. BLACKBAUD shall have the right, in its sole discretion, to register the Name with the United States Patent and Trademark Office or with the office responsible for trademark registration in any other foreign or domestic jurisdiction.

9.       INFRINGEMENT, COUNTERFEITS, UNFAIR COMPETITION ACTIONS

         A. In the event that any infringement of trademarks licensed hereunder or any counterfeits or unfair competition affecting the Name or the Trademarks comes to the attention of CBI, CBI shall inform BLACKBAUD in writing and BLACKBAUD may, in its sole discretion, bring appropriate proceedings against such infringers. Any such action shall be prosecuted, wherever possible, in the name of BLACKBAUD and by its counsel, and the expenses of any such action shall be borne by BLACKBAUD. Any recovery, including attorneys' fees in such action shall belong to BLACKBAUD.

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         B.       CBI shall not be entitled to take or institute any action
thereon, either by way of informal protest or legal, equitable or criminal proceedings, without express written approval unless, after notice by CBI, BLACKBAUD fails to take reasonable action to protect the Name and such failure may lead to an impairment of CBI's rights under this Agreement. CBI shall be entitled to recover its costs for such an action.

10.      INDEMNIFICATION

         A. CBI agrees to indemnify and hold BLACKBAUD and any of its affiliates, partners, shareholders, agents, officers, employees, and directors harmless, from and against any and all claims, demands or judgments, including incidental costs and attorneys' fees incurred in connection therewith, against BLACKBAUD for injuries or damages arising out of any alleged injury, loss or damage of any kind or nature whatever sustained relating to the Stadium.

         B. CBI shall, at its own cost, defend against any claims brought or actions filed against BLACKBAUD, whether such claims or actions are rightfully or wrongfully brought or filed, and BLACKBAUD shall execute all papers necessary in connection with such suit and shall testify in any such suit whenever required to do so by CBI, all, however, at the expense of CBI with respect to travel and similar out-of-pocket disbursements.

         C. BLACKBAUD shall promptly give written notice to CBI of any claims against BLACKBAUD with respect to the subject of indemnity contained herein.

         D. BLACKBAUD agrees to indemnify and hold CBI and any of its affiliates, partners, shareholders, agents, officers, employees, and directors harmless, from and against any and all claims, demands or judgments, including incidental costs and attorneys' fees incurred in connection therewith, against CBI arising out of or related to CBI's use of the Name pursuant to this Agreement unless such claims arise out of or relate to CBI's breach of this Agreement or other wrongful acts.

         E. BLACKBAUD shall, at its own cost, defend against any claims brought or actions filed against CBI arising out of or related to its use of the Name pursuant to this Agreement, whether such claims or actions are rightfully or wrongfully brought or filed, unless such claims arise out of or relate to CBI's breach of this Agreement or other wrongful acts and CBI shall execute all papers necessary in connection with such suit and shall testify in any such suit whenever required to do so by BLACKBAUD, all, however, at the expense of BLACKBAUD with respect to travel and similar out-of-pocket disbursements.

         F. CBI shall promptly give written notice to BLACKBAUD of any claims against CBI with respect to the subject of indemnity contained herein.

11.      REPRESENTATIONS & WARRANTIES

         A. BLACKBAUD represents and warrants that from and after the Effective Date it will not take any action that would interfere with BLACKBAUD's performance hereunder.

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         B.       CBI represents and warrants that:

                  (i) the primary use of the Stadium is and shall be to provide a venue for the performance of professional soccer matches;

                  (ii) the execution, delivery and performance of this Agreement by CBI has been duly authorized by all necessary actions on the part of CBI and does not and will not conflict with or violate or constitute a default or breach under any provision of any security agreement, license agreement, or other agreement or instrument or any order, judgment or decree or other restriction of any kind or nature binding on CBI or violate any law or regulation binding on CBI; and

                  (iii) there is no other contract, agreement or legal action to which CBI is a party that would prevent it from entering into and carrying out this Agreement.

12.      TRANSFER, ASSIGNMENT OR SUBLICENSE

         This Agreement and all rights and duties hereunder are personal to CBI and shall not be directly or indirectly transferred, assigned, sublicensed, or otherwise encumbered by CBI or by operation of law, in each case without BLACKBAUD's consent which should not be unreasonably withheld. BLACKBAUD may assign this Agreement or any rights hereunder, but shall furnish written notice of such assignment to CBI.

13.      MISCELLANEOUS

         A. Relationship of the Parties: Nothing in this agreement shall be construed to create a partnership, joint venture or agency relationship between the Parties. Neither BLACKBAUD nor CBI shall have any right, power, or authority to act as a legal representative of the other, and neither party shall have any power to obligate or bind the other, or to make any representations, express or implied, on behalf of or in the name of the other in any manner for any purpose whatsoever.

         B. No Rights to Third Parties: No person, firm, group, or corporation other than CBI and BLACKBAUD shall be deemed to have acquired any rights by reason of anything contained in this Agreement.

         C. Survival of Representations and Warranties: All representations, warranties, covenants and agreements contained in this Agreement and in all documents and agreements incorporated herein shall survive the execution of this Agreement.

         D. Waiver of Interpretation: This Agreement has been negotiated by the Parties hereto and the Parties hereto represent and warrant to one another that each has, by counsel or otherwise, actively participated in the finalization of this Agreement, and in the event of a dispute concerning the interpretation of this Agreement, each party hereby waives the doctrine that an ambiguity should be interpreted against the party which has drafted the document.

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         E.       Severability: If any part, term, or provision of this
Agreement shall for any reason be found invalid, illegal, unenforceable, or in conflict with any valid controlling law, such term or provision shall be separated from this Agreement and such invalidity, illegality or unenforceability shall not affect any other term or provision hereof and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held invalid, illegal, or unenforceable, had never been contained herein.

         F.       Waiver, Integration, Alteration.

                  (i) Waiver. The waiver of a breach hereunder may be affected only by a writing signed by the waiving party and shall not constitute, or be held to be, a waiver of any other or subsequent breach, or to affect in any way the effectiveness of such provision. Failure by either party to object to a breach by the other party shall not constitute or be held to be a waiver of the party's right to later object to, or to terminate this Agreement, due to any other breach or subsequent breach.

                  (ii) Integration. This Agreement contains the entire agreement between the Parties and supersedes all other agreements, representations, and warranties, expressed or implied, between the Parties concerning the Name. This agreement explicitly supersedes and terminates the prior agreement between the Parties, dated April 1, 1999, entitled "Name Rights License Agreement."

                  (iii) Alteration. Any modification or amendment of this Agreement shall be effective only if made in writing and signed by both Parties hereto.

         G.       Applicable Governing Law:

                  (i) This Agreement shall be construed and interpreted and its performance shall be governed by the substantive laws of the United States and the State of South Carolina. Any lawsuit relating to the enforcement, interpretation, or construction of this Agreement shall be brought in a United States Federal District Court in South Carolina or, if applicable, a State court in the County of Charleston or Berkeley.

                  (ii) The Parties hereby agree and understand that this Agreement shall be considered entered into in the State of South Carolina, and consent to personal jurisdiction and agree that venue is proper in the State of South Carolina.

         H.       Remedies:

                  (i) In the event of a dispute between the Parties, the prevailing party shall be entitled to be reimbursed for all attorney's fees incurred in connection with enforcing the terms of this Agreement or preventing misuse of the Name, except as otherwise provided in this Agreement.

                  (ii) CBI acknowledges that its use of the Name contrary to the terms of this Agreement or continued use upon the termination or expiration of this Agreement will result in

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immediate, substantial and irremediable damage to BLACKBAUD and to the rights of any subsequent licensee. CBI acknowledges and admits that there is no adequate remedy at law for such failure to cease use of the Name, and that in the event of such failure BLACKBAUD shall be entitled to equitable relief by way of temporary and permanent injunctions and such other further relief as any court with jurisdiction may deem just and proper.

                  (iii) Resort to any remedy referred to herein shall not be construed as an election of remedies or a waiver of any other rights and remedies to which a party is or may be entitled under this Agreement or otherwise.

         I. Force Majeure: Neither party shall be liable for failure to perform any obligation under this Agreement where such failure is due to fire, flood, labor dispute, natural calamity, illness, or causes otherwise beyond the reasonable control of such party. If, despite the delay, performance may still be possible, the obligation to perform shall be extended for the duration of the event or circumstance occasioning the delay. The party delayed shall give prompt notice thereof to the other party.

         J. Notices. Any communications or notices required or permitted to be given under this Agreement shall be in writing and will be deemed sufficiently given if delivered personally, sent by documented overnight delivery service, mailed by certified mail, or to the extent that receipt is confirmed, telecopy, telefax or other electronic transmission service, addressed to the party concerned as follows:

If to BLACKBAUD:

         ______________________
         ______________________
         ______________________

         Facsimile: ___________
         Telephone number: _______________

         with a copy to:
         ______________________
         ______________________
         ______________________

         Facsimile: ___________
         Telephone number: _______________

If to CBI:

         ______________________
         ______________________
         ______________________

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         Facsimile: ___________
         Telephone number: _______________

         with a copy to:

         ______________________
         ______________________
         ______________________

         Facsimile: ___________
         Telephone number: _______________

         K. Binding. This Agreement shall be binding upon the Parties hereto, and their respective permitted heirs, successors and assigns.

         L. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original and taken together shall constitute one and the same instrument.

         M. Headings. All Section headings are provided in this Agreement for convenience only and shall not be deemed to substantively alter the content of such Articles or Sections.

         N. Validity. Each party acknowledges the validity of this Agreement and neither party shall take any action to attack its validity for any reason.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

BLACKBAUD, INC.                             CHARLESTON BATTERY, INC.

By: /s/ Gary F. Thornhill                   By: /s/ Anthony E. Bakker
    --------------------------------            -------------------------------
Title:  EVP                                 Title:  President
       -----------------------------               ----------------------------

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